EXHIBIT 10.7

                                WARRANT AGREEMENT

         THIS WARRANT AGREEMENT effective the 19th day of October 1998, is entered into by and between Flexweight Corporation, a Kansas corporation (the "Company"), NuOasis International Inc., a corporation organized under the laws of the Commonwealth of the Bahamas ("NuOasis") and the undersigned who, by their execution hereof, agrees to serve as the agent for registration and transfer of the Warrants (as defined below).

         WHEREAS, the Company proposes to issue a class up to an aggregate of Thirty Six Million (36,000,000) warrants (the "Warrants") to purchase shares of its Common Stock (as hereinafter described), subject to adjustment as provided herein (the shares of Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares"). The Warrants are being issued and the Warrant Shares are hereinafter being reserved by the Company in connection
with that certain Asset Purchase Agreement dated August   , 1998 ("Purchase
Agreement") between the Company, NuOasis and NuOasis Resorts Inc., a Nevada corporation ("Resorts"), sole shareholder of NuOasis, pursuant to which the Company is acquiring shares of capital stock of Cleopatra Palace Resort and Casinos Limited, a UK corporation ("CPR") and the rights of NuOasis to the share capital of NuOasis Resort & Casino N.V., a Netherlands Antilles corporation in organization ("NRCNV"). The Purchase Agreement is attached hereto and incorporated by reference herein as Exhibit "A"; and

         WHEREAS, the Company has selected the current registrar ("Transfer Agent") for its $ par value common stock (the "Common Stock") to serve as the Warrant Agent, and by its signature below, the Warrant Agent is willing to act in connection with the issuance, division, transfer, exchange, redemption and exercise of Warrants and the Warrant Shares.

         NOW, THEREFORE, for value received, the sufficiency and adequacy of which is hereby acknowledged and accepted, and in consideration of the foregoing and for the purposes of defining the terms and provisions of the Warrants, and the respective rights and obligations hereunder of the Company and NuOasis (or its transferees as the registered owners of the Warrants, collectively, the "Holders"), the Company, NuOasis and the Warrant Agent hereby agree as follows:

1.    Appointment of Warrant Agent

      The Company hereby appoints the Warrant Agent to serve in accordance with the instructions set forth in this Agreement, for the benefit of NuOasis and the Company, and the Warrant Agent hereby accepts such appointment.

2.    Registration, Transferability and Form of Warrant

      2.1   Registration.   The Warrants shall be numbered and shall be
            registered in a Warrant register by the Warrant Agent as they are issued. The Company and the Warrant Agent shall be entitled to treat the Holder of any Warrant(s) as the owner in fact thereof for all purposes, and shall not be bound to recognize any equitable or other claim to or interest in such Warrant(s) on the part of any other person.

      2.2 Transferability. The Warrants shall be transferable by the Holders upon notice and delivery of such transfer delivered to the Company or the Warrant Agent at the respective address, properly endorsed by the registered Holder or transferor, or their duly authorized attorney or representative, and accompanied by proper evidence succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved by the Warrant Agent, or a copy thereof, duly notarized, shall be deposited and remain with the Warrant Agent. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and remain with the Warrant Agent in its discretion. Upon any registration of transfer, the Warrant Agent shall countersign and deliver a new Warrant or Warrants to the persons entitled thereto.

      2.3. Form of Warrant. The terms and conditions pursuant to which the Warrants have been established and approved by the Company, and Warrants are established pursuant to which the Warrants shall be issued and available for future transfer, is set forth in the resolutions adopted by the Company's Board of directors on behalf of the Company effective October 19, 1998, copies of which resolutions are available for inspection at the Company's principal office during normal business hours, the language of which shall be set forth a form of Warrant containing each certificate representing the Warrants attached hereto as Exhibit "B"

            The Warrants shall be dated as of October 19, 1998 notwithstanding the date of countersignature thereof by the Warrant Agent or upon division, exchange, substitution or transfer. Warrants shall be numbered as follows: "ORI-XXXXX".

3.       Countersignature of Warrants

         The price to purchase each Warrant Share and the number of Warrant Shares issuable upon exercise of each Warrant are subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall each be executed on behalf of the Company by its Chairman of the Board or President under its corporate seal reproduced thereon and attested by its Secretary or an Assistant Secretary. The signature of any such officers on the Warrants may be manual or facsimile.

         Warrants bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any one of them shall have ceased to hold such office prior to the delivery of such Warrants, or did not hold such office on the date of this Agreement.

         The Warrants shall be countersigned by the Warrant Agent (or any successor to the Warrant Agent then acting as Warrant Agent under this Agreement) and shall not be valid for any purpose unless so countersigned. Warrants may be countersigned, however, by the Warrant Agent (or by its successor as Warrant Agent hereunder) and may be delivered by the Warrant Agent, notwithstanding that the persons whose manual or facsimile signatures appear thereon as proper officers of the Company shall have ceased to be such officers at the time of such countersignature, issuance or delivery. Unless otherwise provided in this Agreement, the Warrant Agent shall, upon written instruction of the Chairman of the Board, President, or Secretary of the Company, countersign, issue and deliver the Warrants which, according to the terms hereof, shall entitle the Holders thereof to purchase in the aggregate up to Thirty Six Million (36,000,000) shares of the Company's Common Stock (subject to the conditions and set forth herein).

4.       Exchange of Warrant Certificates

         The certificate(s) representing a Warrant or Warrants may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle such Holder to purchase. Any Holder desiring to exchange a Warrant certificate or certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, properly endorsed, the certificate or certificates to be so exchanged. Thereupon, the Warrant Agent shall countersign and deliver to the person entitled thereto a new Warrant certificate or certificates, as the case may be, as so requested.

5.       Term of Warrants; Exercise of Warrants

         5.1. Term of Warrants. Subject to the terms hereof, NuOasis and/or the Holders shall have the right, which may be exercised commencing the Effective Date of issuance and until September 30, 2003, to purchase from the Company the number of fully paid and non-assessable Warrant Shares which NuOasis and/or the Holder may at the time be entitled to purchase on exercise of such Warrants.

         5.2. Exercise of Warrants. Warrants may only be exercised for the purchase of whole Warrant Shares. Warrants may be exercised upon surrender of the certificate or certificates evidencing the Warrants to be exercised (except as otherwise provided below), or directly to the Company at its principal office together with the form of election to purchase using the Warrant Exercise Form attached hereto as Exhibit "C" (duly completed and signed and accompanied by the payment of the Exercise Price (as defined in and determined in accordance with the provisions hereof), for the account of the Company for the number of Warrant Shares in respect of which such Warrants are then exercised.

         5.3    Transferability.   The Warrants are freely transferable without
                the prior consent or notice to the Company. If the Warrants are assigned or transferred by NuOasis or a registered Holder, unless such assignment or transfer is to a NuOasis Affiliate or Subsidiary, or is the result of a corporate reorganization or recapitalization of NuOasis, the Exercise Price for the Warrant Shares must be paid in cash. In the event the Warrants are retained by NuOasis, or are assigned or transferred to a NuOasis Affiliate or Subsidiary, or are assigned or transferred as a result of a corporate reorganization or recapitalization of NuOasis, the Exercise Price may be paid in cash or by the application of the surrender and cancellation of a pro rata portion of the Notes (as defined in the Purchase Agreement), or by the transfer by NuOasis of assets of pro rata value, the valuation of which shall be subject to recognized independent valuation experts.

                The term "Affiliate" for the purposes of this Agreement shall mean, as applied to any Person, (i) any other Person directly or indirectly controlling, controlled by or under common control with, that Person, (ii) any other Person that owns or controls five percent (5%) or more of any class of equity securities (including any equity securities issuable upon the exercise of any Option) of that Person or any of its Affiliates, or (iii) any member, director, partner, officer, agent, employee or relative of such Person. For the purposes of this definition, "control" (including with correlative meanings, the terms "controlling", "controlled by", and "under common control with") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through ownership of voting securities or by contract or otherwise.

                The term "Subsidiary" for the purposes of the Agreement shall mean, any Person in which Oasis, directly or indirectly, beneficially owns more than fifteen percent (15%) of either the equity interests in, or the voting control of, such Person.

                Subject to Section 5 hereof, upon such surrender of Warrants and payment of the Exercise Price, upon the exercise of such Warrants, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of NuOasis and/or the Holder, and in such name or names as NuOasis and/or the Holder may designate, a certificate or certificates for the number of full Warrant Shares so purchased together with cash, as provided herein, in respect of any fractional Warrant Shares otherwise issuable upon such exercise of Warrants. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of such Warrant Price, as set forth herein; provided, however, that if, at the date of surrender of such Warrants and payment of such Warrant Price, the transfer books for the Warrant Shares or other class of stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the Warrant Shares in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificate for such Warrant Shares. However, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period of longer than twenty days. The rights of purchase represented by the Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part, and in the event that a certificate evidencing warrants is exercised in respect of less than all of the Warrant Shares purchasable on such exercise at any time prior to the date of expiration of the Warrant, a new certificate evidencing the remaining Warrant or Warrants will be issued, and the Warrant Agent is hereby irrevocably authorized to countersign and to deliver the required new Warrant certificate or certificates pursuant to the provisions of this paragraph and otherwise set forth herein. The Company, whenever required by the Warrant Agent, will supply the Warrant Agent with Warrant certificates duly executed on behalf of the Company for such purpose.

6.       Payment of Taxes

         The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or deliver of any Warrants or certificates for Warrant Shares in a name other than that of the registered Holder of Warrants in respect of which such Warrant Shares are issued. Any and all other taxes or assessments are the sole responsibility and obligation of the Holder(s).

7.       Mutilated or Missing Warrants

         In case any of the certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue, and the Warrant Agent shall countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant certificate, or in lieu of and substitution for the Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent right or interest; but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant and indemnity if requested, also satisfactory to them. An applicant for such a substitute Warrant certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company or the Warrant Agent may prescribe.

8.       Reservation of Warrant Shares; Purchase and Cancellation of Warrants

         8.1. Reservation of Warrant Shares. There have been reserved, and the Company shall at all times keep reserved and available out of its authorized Common Stock, such number of shares of its Common Stock as shall be sufficient to provide for the exercise of the outstanding Warrants. The Transfer Agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the Warrants will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this Agreement on file with its Transfer Agent, or its successors, and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from the Transfer Agent (if they are not one in the same), or its successors, the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company agrees to timely supply its Transfer Agent or its successors with duly executed stock certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided for herein. All Warrants surrendered in the exercise of the rights thereby evidenced shall be cancelled by the Warrant Agent and shall thereafter be delivered to the Company.

         8.2. Purchase of Warrants by the Company. The Company shall have the right, except as limited by law, other agreement or herein, to purchase or otherwise acquire Warrants at such times, in such manner and for such consideration as it may deem appropriate.

         8.3. Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, the same shall thereupon be delivered to the Warrant Agent and be cancelled by it and retired. The Warrant Agent shall cancel any Warrants surrendered for exchange, substitution, transfer or exercise in whole or in part.

9.       Exercise Price

         Each Warrant shall entitle the holder thereof to purchase one (1) share of the Company's Common Stock (subject to adjustment as set forth herein), at a purchase price per share (the "Exercise Price") of Five Dollars ($5.00).

10.      Adjustment of Exercise Price and Number of Warrant Shares

         At any time after the Company first issues the Warrants and while any of the Warrants remain outstanding, if the Company shall effect a subdivision or combination of its Common Stock, subject to the Protective Provisions (as defined below), the Exercise Price and number of Warrant Shares then in effect immediately before that subdivision or combination shall be proportionately adjusted. Any adjustment shall become effective at the close of business on the date the subdivision or combination becomes effective, as hereinafter defined:

         10.1. Mechanical Adjustments. The number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment as follows:

                   (a) Reclassification, Exchange or Substitution. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of capital stock into a greater number of shares of Common Stock, or (iv) issue by reclassification of recapitalization of its shares of Common Stock other securities of the Company, the number of Warrant Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the Holder of each Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had such Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                   (b) Dividend, Distribution, Subscription Rights. In case the Company shall distribute to all holders of its shares of Common Stock evidence of its indebtedness or assets (excluding cash dividends or distributions payable out of consolidated earnings or earned surplus and dividends or distributions referred to in paragraph (a) above, or rights, options or warrants or exercisable or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock, then in each case the number of Warrant Shares thereafter purchasable upon the exercise of each Warrant, by a fraction, of which the numerator shall be the then current market price per share of Common Stock (as defined in Section 10.2 hereof) on the date of such distribution, and of which the denominator shall be the then current market price per share of Common Stock, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such exercisable or exchangeable securities applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution retroactive to the record date for the determination of stockholders entitled to receive such distribution.

                   (c) Reorganization, Mergers, Consolidations or Sales of Assets. At any time after the Company first issues the Warrants and while any of the Warrants remain outstanding, if there shall be a capital reorganization of the Common Stock (other than a subdivision, combination, reclassification, or exchange of shares), or a merger or consolidation of the Company with or into another Company, or the sale of all or substantially all of the Company's assets to any other person, then as a part of such reorganization, merger, consolidation, or sale, provision shall be made so that the holders of the Warrants thereafter shall be entitled to receive upon exercise of the Warrants, the number of shares of Common Stock or other securities or property of the Company, or of the successor Company resulting from such merger or consolidation or sale, to which a holder of Warrants deliverable upon exercise would have been entitled on such capital reorganization, merger, consolidation, or sale.

                   The provisions of this paragraph shall similarly apply to successive consolidations, mergers, sales or conveyances. The Warrant Agent shall be under no duty or responsibility to determine the correctness of any provisions contained in any such agreement relating either to the kind or amount of shares of stock or other securities or property receivable upon exercise of Warrants or with respect to the method employed and provided therein for any adjustments.

         10.2 Adjustment to Exercise Price. Except as otherwise provided herein, whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted, as herein provided, the Exercise Price payable upon exercise of each Warrant in effect immediately prior to such adjustment, shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

         10.3 Definitions and Recalculation of Exercise Price and Warrant Shares. For the purpose of this Agreement, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to the terms hereof, the Holders shall become entitled to purchase any shares of the Company other than shares of Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Warrant and the Exercise Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in paragraphs 10.1(a) through
                   Section 10.1(c) and paragraph 10.2 above, and the provisions of paragraphs 10.2 and 10.3 hereof, with respect to the Warrant Shares, shall apply on like terms to any such other shares.

                   For the purpose of any computation under this Agreement, or otherwise set forth herein, the current market price per share of Common Stock at any date shall be the average closing bid price of the Common Stock (if then traded in the over-the-counter market) or the average closing price of the Common Stock (if then traded on any other national securities exchange) for the five consecutive trading days ending the day prior to the date as of which such computation is made. If the Common Stock is not so listed or admitted to unlisted trading privileges, or if bid or closing prices are not so reported, the current market price per share shall be determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, but in no event more than the liquidation value of the Company divided by the total number of shares of capital stock outstanding on a fully diluted basis.

         10.4. Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of each Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments, and shall deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of each Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such certificate shall be conclusive of the correctness of such adjustment. The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same, from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist which may require any adjustment of the Exercise Price or the number of Warrant Shares or other stock or property purchasable on exercise thereof, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment.

         10.5. No Adjustment for Dividends. Except as provided herein, no adjustment in respect of any cash dividend shall be made during the term of a Warrant or upon the exercise of a Warrant.

         10.6. Reduction of Exercise Price. The Company shall have the right to reduce the Exercise Price at any time upon thirty days prior written notice to all Holders.

         10.7 Statement on Warrants. Irrespective of any adjustments in the Exercise Price or the number or kind of equity securities purchasable upon the exercise of the Warrants, the Warrant certificates issued pursuant to this Agreement may continue to express the same price and number and kind of shares as are stated in the Warrant certificates initially issuable pursuant to this Agreement.

         10.8 Protective Provisions. Notwithstanding anything contained herein to the contrary, including but not limited to paragraphs 10.1 through 10.3 above, so long as any of the Warrants shall be outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two-thirds of the total number of Warrants:

                   (i) alter or change the rights, preferences or privileges contained in the Warrants by way of reverse stock split, reclassification, merger consolidation or otherwise, so as to adversely affect in any manner the rights of the Holder(s); notwithstanding the effects of any reverse stock split, recapitalization, or reincorporation which has the effect of reducing the total number of issued and outstanding shares of the Company's Common Stock, each Warrant shall entitle the Holder to purchase one (1) Warrant Share at an exercise Price not to exceed Five Dollars ($5.00);

                   (ii) create any new class of Warrants to purchase Common Stock, or increase the authorized number of Warrants;

                   (iii) create any new class of shares having preferences over or being on a parity with the Company's Common Stock as presently constituted as to dividends or assets, unless the purpose of creation of such class is, and the proceeds to be derived from the sale and issuance thereof are to be used for, the retirement of all the Notes then outstanding;

                   (iv) effect a merger, consolidation or reorganization of the Company;

                   (v) effect a sale or other transfer of all or substantially all of the Company's assets;

                   (vi) effect a sale of additional shares of the Company's Common Stock so as to give a person or entity fifty percent (50%) or greater voting control of the Company;

                   (vii) effect a purchase or redemption by the Company of its capital stock except as provided herein;

                   (viii) make a payment of a dividend or distribution from funds legally available therefor;

                   (ix) issue or sell any shares of Common Stock (other than the Warrant Shares) without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to the time of such issue or sale, unless and except the Company forthwith upon such issuance or sale, reduces the Exercise Price of the Warrant Shares to a price (computed to the nearest cent) determined by dividing (i) the sum of

                           (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Exercise Price in effect immediately prior to such issue or sale, and (y) the consideration, if any, received by the Company upon such issue or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issue or sale.
                           For purposes of this subsection, the following provisions (A) to (B) shall also be applicable:

                          (A) Options. In case the Company shall in any manner
                              grant any right to subscribe for or to purchase or any option for the purchase of Common Stock (collectively, "Rights") or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") other than the Warrants, and the minimum price per share for which Common Stock is issuable, pursuant to such Rights or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Rights, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such Rights, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable pursuant to such Rights or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Rights) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such Rights, then the total maximum number of shares of Common Stock issuable pursuant to such Rights or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Rights shall (as of the date of granting of such Rights) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Stock so deemed to have been issued; and further provided, that, upon the expiration of such Rights (including Rights to convert or exchange or options to purchase), (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such Rights (including Rights to convert or exchange) that were not so issued, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the shares of Common Stock actually issued upon the exercise of such Rights or upon conversion or exchange of such Convertible Securities.

                          (B) Convertible Securities. In case the Company shall
                              in any manner issue or sell any Convertible
                              Securities, and the minimum price per share for which Common Stock is issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible

                              Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Stock so deemed to have been issued; and further provided, that if any such issue or sale of such Convertible Securities is made upon exercise of any Rights related to such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this paragraph no further adjustment of the Exercise Price shall be made by reason of such issue or sale; and, further provided, that, upon the termination of the right to convert or to exchange such Convertible Securities for Common Stock, (a) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so issued, shall no longer be deemed to be issued and outstanding, and (b) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the shares of Common Stock actually issued upon conversion or exchange of such Convertible Securities.

                           Upon the happening of any of the above events, namely, if the purchase price provided for any Rights, option or warrant granted by the Company to subscribe for or to purchase additional stock or convertible securities, or the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for additional stock shall change in any manner and at any time (other than under or by reason of provisions designed to protect against dilution), the Exercise Price in effect at the time of such event shall forthwith be adjusted or re-adjusted to the Exercise Price which would have been in effect at such time had such Rights or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or rate of conversion or exchange, as the case may be, at the time initially granted, issued or sold. On the expiration of any Rights granted by the Company to subscribe for or to purchase additional stock or Convertible Securities or the termination of any right to convert or exchange such Convertible Securities, the Exercise Price then in effect hereunder shall forthwith be adjusted to the Exercise Price which would have been in effect at the time of such expiration or termination had such Rights or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the additional stock issuable thereunder shall be no longer deemed to be outstanding;

                   (x) Determination of Issue Price. In case any shares of Common Stock or convertible Securities or any Rights to purchase any such stock or securities shall be issued for cash the consideration received therefor, before deducting therefrom any commission or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. In case any shares of Common Stock or Convertible Securities or any Rights to purchase any such stock or securities shall be issued for a consideration part or all of which shall be other than cash, then, for the purpose of this paragraph, the Board of Directors of the Company shall determine the fair value of such consideration, irrespective of accounting treatment, and such Common Stock, Convertible Securities or Rights shall be deemed to have been issued for an amount of cash equal to the value so determined by the Board of Directors. The re-classification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such Common Stock. In case any shares of Common Stock or Convertible Securities or any Rights to purchase any such stock or other securities shall be issued together with other stock or securities or other assets of the Company for a consideration which includes both, the Board of Directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such shares of such Common Stock, Convertible Securities or Rights.

                   (xi)    Determination of Date of Issue. In case the
                           Company shall take a record of the holders of any Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) Rights to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the make of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                   (xii) Treasury Shares. For the purpose of this subsection shares of Common Stock at any relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.

11.      Expiration of Warrants

         All outstanding Warrants shall become void, and all Rights of the Holders thereof under this Agreement shall cease at the close of business on September 30, 2003.

12.      Fractional Shares

         The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. The number of full Warrant Shares which shall be issuable upon the exercise of Warrants shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrant so presented. And, if the amount tendered by a holder of a Warrant is less than the full Exercise Price times the Warrants being exercised, the Company may return all of that portion of the Exercise Price which is deficient.

13.      No Rights as Stockholders; Notices to Holders

         Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Holders of the Warrants, or their transferees, the right to vote or to receive dividends or to consent to or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any Rights whatsoever as stockholders of the Company. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any of the following events shall occur:

         (i) the Company shall declare any dividend payable in any securities upon its shares of Common Stock, or make any distribution (other than a cash dividend) to the holders of its shares of Common Stock; or

         (ii) the Company shall offer to the holders of its shares of Common Stock any additional shares of Common Stock or securities exercisable into shares of Common Stock or any right to subscribe thereto; or

         (iii) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger, or sale of all or substantially all of its property, assets, and business as an entirety) shall be proposed;

         then, in any one or more of said events, the Company shall (i) give notice in writing, as provided for herein, of such event to the Warrant Agent and the Holders as provided for herein; and (ii) cause notice of such event to be published once in one or more newspapers printed in the English language and in United States national circulation, such giving of notice and publication to be completed at least fifteen days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, or subscription Rights, or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to publish or mail such notice or any defect therein or in the publication or mailing thereof shall not affect the validity of any action taken in connection with such dividend, distribution or subscription Rights, or proposed dissolution, liquidation or winding up.

14. Disposition of Proceeds on Exercise of Warrants; Inspection of Warrant Agreement

         The Warrant Agent agrees to account promptly to the Company following the close of each calendar quarter with respect to Warrants exercised, and concurrently tender to the Company promptly any and all checks or drafts, and to wire transfer all monies received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

         The Company and the Warrant Agent shall each keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at their principal offices. The Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the Warrant Agent may request.

15.      Merger or Consolidation or Change of Warrant Agent

         Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation or sale of assets to which the Warrant Agent shall be a party, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Warrant Agent as provided herein. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, any of the Warrants shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrants either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases Warrants shall have the full force provided in the Warrants and in this Agreement.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrants shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Warrants so countersigned; and in case at that time any of the Warrants shall not have been countersigned, the Warrant Agent may countersign such Warrants either in its prior name or in its changed name; and in all such cases such Warrants shall have the full force provided in the Warrants and in this Agreement.

16.      Concerning the Warrant Agent

         By its execution of this Agreement the Warrant Agent agrees to undertake the duties and obligations set forth herein upon the following terms and conditions, by all of which the Company, NuOasis and the Holders, by their acceptance of Warrants, shall be bound:

         16.1. Correctness of Statements. The statements contained herein and in the Warrants shall be taken as statements of the Company and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or action taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrants except as herein otherwise provided.

         16.2. Breach of Covenants. The Warrant Agent shall not be responsible for any failure of the Company to comply with the covenants contained in this Agreement or in the Warrants to be complied with by the Company.

         16.3. Performance of Duties. The Warrant Agent may execute any of the Rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents (which shall not include its employees).

         16.4. Reliance on Counsel. The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the Company, NuOasis, or to any Holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

         16.5. Proof of Actions Taken. Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board, President and Secretary or Assistant Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         16.6.    Compensation. The Company agrees to pay the Warrant
                  Agent compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement; to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges incurred by the Warrant Agent in the performance of its duties under this Agreement in accordance with a schedule of fees to be mutually agreed between the Company and the Warrant Agent concurrently with the execution hereof. The Company further agrees to indemnify the Warrant Agent and hold it harmless against any and all liabilities, including judgments, costs and actual counsel fees, for anything done or omitted in good faith by the Warrant Agent in the performance of its duties under this Agreement except liabilities, including judgments, costs and fees arising as a result of the Warrant Agent's negligence or bad faith, to be agreed in writing between the parties concurrently with the execution of this Agreement.

         16.7. Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company, NuOasis or one or more Holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which it may incur, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. All Rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the Holders, as their respective Rights or interests may appear.

         16.8.    Other Transactions in Securities of Company. The Warrant
                  Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants, the Common Stock or other securities of the Company, or hold a beneficial interest in any transaction in which the Company may be interested, or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

         16.9. Liability of Warrant Agent. The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions thereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

         16.10. Reliance on Documents. The Warrant Agent will not incur any liability or responsibility to the Company, NuOasis or to any Holder for any action taken in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

         16.11. Validity of Agreement, etc. The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Warrant Agent) or in respect of the validity or execution of any Warrant (except its countersignature thereof) or in respect of the necessity or the extent of any adjustment to the Exercise Price or the number of Warrant Shares purchasable under a Warrant; nor shall the Warrant Agent by any act hereunder be deemed to make any representation or warranty as to the authorization, reservation, value or registration under securities laws of any Warrant Shares (or other stock) to be issued pursuant to this Agreement or any Warrant, or as to whether any Warrant Shares(or other stock) will, when issued, be validly issued, fully paid and non-assessable, or as to the Exercise Price or the number or amount of Warrant Shares or other securities or other property issuable upon exercise of any Warrant or the method employed in making any adjustment to the foregoing.

         16.12. Instructions from Company. The Warrant Agent is hereby authorized and directed to rely upon the resolutions adopted by the Company concurrently with the execution hereof, and, in the absence of written instructions signed by a majority of the Company's Board of Directors from time to time, accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board or the President when countersigned by either the Secretary or Assistant Secretary of the Company, and to apply to such officers, as the case may be, for advice or instructions in connection with any conflict as to its duties. The Warrant Agent shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instruction of any such officer or officers or the attached resolutions, as the case may be.

17.      Change of Warrant Agent

         The Warrant Agent may resign and be discharged from all further duties and liabilities under this Agreement (except liabilities arising as a result of the Warrant Agent's own negligence or bad faith) by giving to the Company thirty days prior notice in writing. The Warrant Agent may be removed by like notice to the Warrant Agent from the Company. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by any Holder (who shall with such notice submit his Warrant for inspection by the Company), then any Holder may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Any successor warrant agent, whether appointed by the Company or such a court, shall be a bank or trust company, in good standing, incorporated under the laws of the United States of America or any state thereof and having at the time of its appointment as warrant agent a combined capital and surplus of at least $50,000,000, or a stock transfer company. After acceptance in writing of such appointment is received by the Company, the successor warrant agent shall be vested with the same powers, Rights, duties and responsibilities as if it had been originally named as Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property at the time held by it hereunder, and legally and validly execute and deliver any further assurance, conveyance, act or deed necessary for that purpose. Failure to file any notice provided for in this Agreement, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be. In the event of such resignation or removal, the successor warrant agent shall mail by first class mail, postage prepaid, to each Holder, written notice of such resignation or removal and the name and address of such successor warrant agent.

18.      Identity of Transfer Agent

         Forthwith upon the appointment of any transfer agent other than the Company's Transfer Agent on the date hereof, subsequent to the date hereof, the Company will promptly notify the Warrant Agent in writing setting forth the name and address of such subsequent transfer agent.

19.      Notices

         Any notice pursuant to this Agreement, to the Warrant Agent, to the Company or NuOasis by the parties hereto or by any Holder, shall be in writing and shall be mailed first class, postage prepaid, or delivered concurrently (a) to the Company at its offices at 915 North Wells, Wendover, Nevada 89803, to the attention of the President, with copies to Law Offices of Richard O. Weed, Archer & Weed, 4695 MacArthur Court, Suite 530, Newport Beach, California 92660; (b) to NuOasis, 43 Elizabeth Avenue, Box N-8680, Nassau, Bahamas, with copy to NuOasis Resorts Inc., 4001 So. Decatur Blvd, Las Vegas, Nevada 89103; and, (c) to the Warrant Agent as its address appears below. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

         Any notice mailed pursuant to this Agreement shall be in writing and shall be mailed first class, postage prepaid, or delivered to the Company, the Warrant Agent, NuOasis or such Holders, as the case may be, at their respective addresses in accordance to the records of the Warrant Agent.

20.      Supplements and Amendments

         The Company and the Warrant Agent may from time to time supplement or amend this Agreement, in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable, and which shall not be inconsistent with the provisions of the Warrants and which shall not adversely affect the interests of NuOasis or the Holders; provided, however, that this Agreement shall not otherwise be supplemented or amended in any respect except with the consent in writing of NuOasis or the Holders of Warrants at the time of such proposed amendment, representing not less than 50% of the Warrants then outstanding; and provided further that no change in the number or nature of the securities purchasable upon the exercise of any Warrant, or the Exercise Price therefor shall be made without the consent in writing of NuOasis or the Holder of the certificate representing such Warrant, other than changes as are specifically prescribed by this Agreement as originally executed.

21.      Successors

         All the covenants and provisions of this Agreement by or for the benefit of the Company, NuOasis, or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns.

22.      Applicable Law

         This Agreement and each Warrant issued hereunder shall be governed by and construed in accordance with the laws of the State of Nevada, without giving effect to any principles of conflicts of law.

23.      Benefits of this Agreement

         Nothing in this Agreement shall be construed to give any person or corporation other than the Warrant Agent, the Company, Resorts, NuOasis and the Holders of the Warrants from time to time, any legal or equitable right, remedy or claim under this Agreement; this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the Holders of the Warrants.

24.      Counterparts

         This Agreement may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

25.      Captions

         The captions of the paragraphs and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

26.      Termination

         This Agreement shall terminate at the close of business at 5:00 p.m., Pacific Daylight Savings Time, September 30, 2003, or such earlier date upon which all Warrants have been exercised (the "Expiration Date") except as to Warrants exercised and postmarked prior to the Expiration Date but received by the Warrant Agent with the appropriate Exercise Price after the termination hereof.

                                 The "Company"
                                 Flexweight Corporation,
                                 a Kansas corporation



                                 By:     /s/ Fred G. Luke
                                 Name:       Fred G. Luke
                                 Title:      President

                                 "NuOasis"
                                 NuOasis International Inc.
                                 a corporation organized under the Commonwealth of the Bahamas



                                 By:     /s/ Theodora Savas
                                 Name:       Theodora Savas
                                 Title:      Assistant Secretary


                                 The "Warrant Agent"




                                 By:        Rick Weed
                                 Name:
                                 Title:

                                 Address:   4695 MacArthur Court, Suite 530
                                            Newport Beach, CA 92660